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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 2, 2002

                              DYNEGY HOLDINGS INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      0-29311                   94-3248415
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)

                           1000 Louisiana, Suite 5800
                              Houston, Texas 77002
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (713) 507-6400

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     On September 2, 2002, Dynegy Inc. ("Dynegy"), the wholly owning parent company of Dynegy Holdings Inc., issued a press release announcing that Glenn F. Tilton has resigned as interim chairman of Dynegy to become chairman, president and chief executive officer of UAL Corporation. Mr. Tilton's resignation is effective immediately. A copy of Dynegy's September 2nd press release is attached hereto as exhibit 99.1 and incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

a) Financial Statements of Business Acquired - Not Applicable.

b) Pro Forma Financial Information - Not Applicable.

c) Exhibits:

     99.1 Press Release of Dynegy Inc. dated September 2, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DYNEGY HOLDINGS INC.

                                        BY: /s/ Keith R. Fullenweider
                                            ------------------------------------
                                            Keith R. Fullenweider
                                            Senior Vice President,
                                            Deputy General Counsel and
                                            Secretary

Dated:  September 6, 2002